SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ELECTRONIC CONTROL SECURITY, INC.

(Name of Registrant as Specified in its Charter)

Electronic Control Security, Inc.

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ELECTRONIC CONTROL SECURITY, INC.

Security and Anti-Terrorist Systems

790 Bloomfield Avenue, Bldg. C-1, Clifton, NJ 07012 Tel: (973) 574-8559 Fax: (973) 574-8562

E-mail: ecsi@ecsiinternational.com • Website: http://www.ecsiinternational.com

November 15, 2012

Dear Stockholder:

You are cordially invited to attend our 2012 Annual Shareholders’ Meeting, or the Annual Meeting, which will be held at 9:00 a.m. Eastern Time, on Thursday, December 13, 2012 at the corporate offices of Electronic Control Security, Inc., 790 Bloomfield Avenue, Bldg. C-1, Clifton, New Jersey 07012. Driving directions are at the end of this proxy statement. For further details see “About the Annual Meeting.”

We are holding the Annual Meeting for the following purposes:

1.	elect eight directors to hold office until their respective successors have been duly elected or appointed;

2.	ratify the appointment of Demetrius and Company, L.L.C., as our independent registered public accounting firm for the fiscal year ending June 30, 2013; and

3.	transact such other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

The proxy statement, which follows this notice, fully describes these items. We have not received notice of other matters that may be properly presented at the Annual Meeting.

Only shareholders of record at the close of business on November 7, 2012 will be entitled to vote at the Annual Meeting and any postponement or adjournment of the meeting. For ten days prior to the Annual Meeting, a list of shareholders will be available for inspection at our executive offices. If you would like to view the stockholder list, please call our Investor Relations Department at 973-574-8555 to schedule an appointment.

Your vote is important. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. Shareholders have two options for submitting their vote: (1) by mail (2) through the internet or (3) by casting a ballot at the Annual Meeting. For further details see “How do I vote?” and “Can I change my vote or revoke my proxy?” on Pages 2 and 3.

We are making the Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K for the year ended June 30, 2012 available at http://www.electroniccontrolsecurityinc.investorroom.com

The Board of Directors

Natalie Barchenko

Natalie Barchenko

Corporate Secretary

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

EXECUTIVE COMPENSATION	6

Summary of Compensation Table	6
Grants of Plan-Based Awards	7
Outstanding Equity Awards at Fiscal Year End	7
Employment Agreements with Executive Officers	7
Compensation of Directors	7

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	8

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9

PROPOSAL NO. 1	9

Information Concerning the Board of Directors and Executive Officers	12

Board Meetings	12

CODE OF CONDUCT AND ETHICS	12

BOARD LEADERSHIP STRUCTURE	12

Board of Directors Committees	12
Shareholder Communications	13
Audit Committee	13
Board’s Role in Risk Oversight	14

REPORT OF THE AUDIT COMMITTEE	14

Director Independence	15

EXECUTIVE OFFICERS	15

Advisory Board	16

PROPOSAL NO. 2	17

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2012	18

COST OF SOLICITATION OF PROXIES	18

SHAREHOLDER PROPOSALS	18

OTHER BUSINESS	19

ELECTRONIC CONTROL SECURITY, INC.

790 Bloomfield Avenue

Clifton, New Jersey 07012

PROXY STATEMENT

November 15, 2012

This proxy statement is being furnished to our shareholders beginning on or about November 15, 2012, in connection with the solicitation of proxies by the Board of Directors of Electronic Control Security, Inc. (sometimes referred to as “ECSI” or “the Company”) to be used at our Annual Meeting of Shareholders (sometimes referred to as the “Annual Meeting”) to be held on December 13, 2012, at the Company’s principal offices located at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, at 9:00 a.m., local time, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

What am I voting on?

Proposal 1:	The election of eight directors for terms expiring in 2013

Proposal 2:	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2013.

We are not aware of any other matters requiring a vote. If a matter does properly come before the Annual Meeting, the person(s) named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.

What is the Board’s voting recommendations?

 Our board of directors recommends a vote:

•    FOR each of the eight nominated directors;

•    FOR the ratification of the appointment of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2013.

What is the vote required for each proposal?

Proposal 1:	The election of the eight nominated directors requires the affirmative vote of the holders of a plurality of the votes present, or represented, at the Annual Meeting.

Proposal 2:	The ratification of the appointment of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2013 requires the affirmative vote of the holders of a majority of the votes present, or represented, at the Annual Meeting.

Who can vote?

The record holders of our common stock and Series A Convertible Preferred Stock (sometimes referred to as the “Series A Preferred Stock”), on the close of business on November 7, 2012, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each outstanding share of common stock is entitled to one vote at the meeting on each matter to be voted upon at the meeting and each outstanding share of Series A Preferred Stock is entitled to 1.14 votes at the meeting on each matter to be voted upon at the Annual Meeting. The holders of common stock and the Series A Preferred Stock vote together as a single class. As of the record date, there were 13,767,146 shares of common stock outstanding, entitling the holders thereof to cast an aggregate of 13,767,146 votes, and 300,000 shares of Series A Preferred Stock outstanding, entitling the holders to an aggregate of 342,000 votes. Accordingly, a total of 14,109,146 votes are eligible to be cast at the Annual Meeting. A list of shareholders entitled to vote will be available for inspection by any record shareholder at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey during the ten days prior to and at our Annual Meeting.

What constitutes a quorum?

In order to conduct our Annual Meeting, a majority of the votes entitled to be cast must be represented in person or by proxy for entitlement to vote. This is known as a “quorum.” Abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares for a particular matter, referred to as broker non-votes, will count toward establishing a quorum.

How do I vote?

There are two convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

•	Vote by Internet . You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 12, 2012 Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to return a proxy card.

•	Vote by Mail . If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

With respect to Proposal No. 1 (Election of Directors), please note that brokers may no longer vote on the election of directors in the absence of specific client instructions. Shareholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the annual meeting, you should contact your broker before the annual meeting to obtain a proxy form in your name. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee.

With respect to Proposal No. 2 (Ratification of the Appointment of the Independent Accountant), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions will be counted as votes against Proposal No. 2.

What does it mean if I get more than one proxy?

 It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

•	Returning a later-dated proxy card;

•	Voting in person at our Annual Meeting; or

•	Notifying our Secretary by written revocation letter.

Our Secretary is Natalie Barchenko. Any revocation of your proxy should be filed with her at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as the Board recommends.

Who conducts the proxy solicitation?

ECSI’s Board of Directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the Board's recommendations.

Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters without specific instructions from the customer who owns such shares.

Who will count the votes?

Our Board of Directors will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.

Do I have any appraisal rights in connection with any matter to be acted upon?

No. Our shareholders do not have appraisal rights in connection with any matter to be acted upon.

Is cumulative voting allowed in the election of directors?

No. Each share is entitled to one vote in the election of directors as on every other matter.

Where can I find the voting results of the Annual Meeting?

The Chairman will announce the results at the Annual Meeting. In addition, we will publish them in a current report on Form 8-K within four business days after the Annual Meeting is held.

Who can help answer my questions?

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact our Secretary, Natalie Barchenko, at (973) 574-8555. Our public filings can also be accessed at the Securities and Exchange Commission’s website at www.sec.gov.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the record date, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director and officer of our Company, and (iii) our directors and executive officers as a group.

Name Beneficial Owner (1)	Number of Shares (2)	Percent of Class (2)

Arthur Barchenko, Chairman, CEO, President and Director (3)	2,695,179	19.3%
Natalie Barchenko, Secretary and Director (4)	2,814,079	20.2%
Norman J. Barta, Director (5)	60,000	*
Lt. General Gordon Fornell, (ret.) Director (6)	90,000	*
Daryl Holcomb, Chief Financial Officer, Nominee (7)	25,000	*
Thomas Isdanavich Vice President, Project Management (8)	135,000	*
Eldon Moberg Vice President, ECSI – FOIDS Div (9)	65,000	*
Robert Oliver Vice President, Operations (10)	50,000	*
Stephen Rossetti, Director (11)	122,500	*
Edward Snow, Director (12)	137,500	1.1%
Richard Stern Vice President, Manufacturing and Sales Support (13)	110,000	*
Ronald Thomas, President, SEM Consultants III, Inc. and Director (14)	435,000	3.1%

Directors and officers as a group (12 persons) (15)	6,739,258	44.9%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each person listed is c/o Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person. The figures are based on 13,767,146 shares of Common Stock outstanding as of November 7, 2012, the record date.

(3)	Consists of 2,490,179 shares of common stock, which includes 817,712 shares not registered in Mr. Barchenko's name but over which he has discretionary power and control, and options to purchase 205,000 shares of common stock.

(4)	Consists of 2,659,079 shares of common stock, which includes 100,000 shares not registered in Ms. Barchenko’s name but over which she has discretionary power and control, and options to purchase 155,000 shares of common stock.

(5)	Consists of 20,000 shares of common stock and options to purchase 40,000 shares of common stock.

(6)	Consists of 10,000 shares of common stock and options to purchase 80,000 shares of commonstock.

(7)	Consists of 25,000 shares of common stock. Mr. Holcomb was appointed Chief Financial Officer on July 5, 2012.

(8)	Consists of 35,000 shares of common stock and options to purchase 100,000 shares of commonstock.

(9)	Consists of 35,000 shares of common stock and options to purchase 30,000 shares of common stock.

(10)	Consists of 20,000 shares of common stock and options to purchase 30,000 shares of common stock.

(11)	Consists of options to purchase 122,500 shares of common stock.

(12)	Consists of 15,000 shares of common stock and options to purchase 122,500 shares of common stock.

(13)	Consists of 25,000 shares of common stock and options to purchase 85,000 shares of common stock.

(14)	Consists of 175,000 shares of common stock and options to purchase 260,000 shares of common stock.

(15)	See Footnotes 3 through 14.

The following table sets forth, as of the record date, certain information with respect to the beneficial ownership of shares of our Series A Preferred Stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of Series A Preferred Stock, (ii) each director and officer of our Company, and (iii) our directors and executive officers as a group.

Name Beneficial Owner (1)	Number of Shares	Percent of Class (2)

Arthur H. & Barbara Lerner	25,000	8.33%
Joseph D. Posillico, Jr.	50,000	16.66%
View Far Management Ltd.	125,000	41.66%
Regency Resources, Inc.	25,000	8.33%
John A. Gentile	25,000	8.33%
Richard Lippe	50,000	16.66%
Arthur Barchenko	0	-0-
Natalie Barchenko	0	-0-
Daryl Holcomb	0	-0-
Thomas Isdanavich	0	-0-
Eldon Moberg	0	-0-
Robert Oliver	0	-0-
Stephen Rossetti	0	-0-
Edward Snow	0	-0-
Richard Stern	0	-0-
Ronald Thomas	0	-0-
	300,000	100.00%

(1)	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Series A Preferred Stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is in care of the Company.

(2)	Based on 300,000 shares of Series A Preferred Stock outstanding as November 7, 2012.

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last three fiscal years awarded to, earned by, or paid to our Chief Executive Officer and our Vice President, Program Management, who were the only executive officers serving as such at the end of 2012 whose total compensation exceeded $100,000 for the year ended June 30, 2012.

SUMMARY COMPENSATION TABLE

				Option	All Other
				Awards	Compensation	Total
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	($)(2)	($)(3)	($)
Arthur Barchenko	2012	$156,000	—	$3,640	$2,500	$162,140
President and	2011	$149,500		—		$149,000
Chief Executive Officer	2010	$150,000	—	$6,052	—	$156,052

Ronald Thomas	2012	$106,797	—	$3,660	$2,500	$112,957
President,	2011	$101,000	—	—	—	$101,000
SEM Consultants III, Inc.	2010	$104,000	$25,000	$4,594	—	$133,594

(1) Of the amounts shown for Mr. Barchenko, $324,200, $250,700 and $287,500 (representing unpaid salary amounts aggregated since 2006) had not yet been paid to Mr. Barchenko as of June 30, 2012, 2011, and 2010, respectively. Of the amounts shown for Mr. Thomas, $103,315, $69,315 and $106,422 (representing unpaid salary amounts aggregated since 2007) had not yet been paid to Mr. Thomas as of June 30, 2012, 2011, and 2010, respectively. In addition, the salary amount in 2012 for Mr. Thomas includes earned, but unpaid, commissions of $2,797.

(2) Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to employee stock options granted under our stock option plans. The assumptions used to calculate the fair value of stock option grants are set forth in Note 11 (Shareholders Equity) to our financial statements, which are included in the Annual Report on Form 10-K.

(3) All Other Compensation are the Directors’ cash fees earned by the named officers.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information on grants of plan-based awards in during the fiscal year ended June 30, 2012 to our Named Executive Officers.

Name	Grant Date	Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Award ($/Sh.)
Arthur Barchenko	11/10/2011	20,000	$0.21
Ronald Thomas	11/10/2011	20,000	$0.19

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning unexercised options and stock for the Named Executive Officer that are outstanding as of June 30, 2012:

	Number of Securities	Number of Securities	Option	Option
	Underlying Options	Underlying Options	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Arthur Barchenko
	10,000		0.75	2/26/2013
	50,000		1.00	1/2/2014
	125,000		1.20	1/21/2015
	20,000		0.21	11/9/2016
Ronald Thomas
	20,000		0.22	9/26/2018
	100,000		0.75	1/1/2017
	10,000		0.75	2/26/2013
	40,000		0.22	9/26/2018
	20,000		0.07	12/19/2018
	30,000		0.17	12/8/2019
	20,000		0.17	12/8/2019
	20,000		0.19	11/9/2021

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

The Company does not have a written employment agreement with any of the Named Executive Officers.

COMPENSATION OF DIRECTORS

All directors receive a $1,000 fee for attendance at Board meetings and $500 for telephonic participation in Board meetings. Outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. It is expected that the Company’s directors will receive an annual award of stock options under the Company’s equity incentive plan.

In addition to cash compensation, we compensate our directors by the grant of options from our 2006 plans.

The following table summarizes data concerning the compensation of our directors for the fiscal year ended June 30, 2012.

Name	Fees Earned or Paid	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Natalie Barchenko	$2,000	$3,640	$45,240	$50,880
Norman Barta	$2,000	$3,660	—	$5,660
Gordon Fornell	$2,000	$3,660	—	$5,660
Stephen Rossetti	$1,000	$3,660	—	$4,660
Edward Snow	$2,500	$3,660	—	$6,160
Wirt Walker (3)	$2,500	$3,660	—	$5,660

(1) Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to stock options granted during the fiscal year ended June 30, 2012 under our stock plans. The assumptions used to calculate the fair value of stock options granted are set forth in Note 11 (Shareholders Equity) to our financial statements included in the Annual Report on Form 10K.

(2) The amount of All Other Compensation for Mrs. Barchenko is her salary.

(3) Mr. Walker resigned from our Board on August 17, 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

At June 30, 2012 and 2011, related party debt consisted of $197,756 and $93,405 respectively. The loans are repayable with interest at rates varying from no interest through 12% interest per annum. All interest for the fiscal years 2012 and 2011 has been paid and/or accrued. The Company is not restricted from repaying the principal amount of the loans as long as, at the time of any such repayment, holders of Series B Preferred Stock are entitled to sell their shares under an effective registration statement.

On October 18, 2012, we issued to Mr. Arthur Barchenko, the CEO, President and Chairman of our company, 1,000,000 shares of our Common Stock in consideration of the conversion of $80,000 of related party debt noted above owing to him.

On October 18, 2012, we issued to Ms. Natalie Barchenko, the Secretary and Director of our company, and spouse of Mr. Barchenko, 1,000,000 shares of our Common Stock in consideration of the conversion of $80,000 of related party debt noted above owing to her.

On February 17, 2012, we issued to Mr. Ronald Thomas, President of SEM Consultants III, Inc. and Director of our company, 150,000 of our Common Stock in consideration of the conversion of $15,000 of accrued compensation owing to him.

We and Eigerhawk Ltd. (“Eigerhawk”) have entered into an agreement in July 2010 pursuant to which Eigerhawk provided consulting services to us. Mr. Wirt Walker, III, a former director who resigned from our Board as of August 17, 2012, is the Chairman [and principal shareholder] of Eigerhawk. Under the agreement, Eigerhawk was entitled to a success fee on any merger acquisitions transactions and revenues resulting from any business development services with any parties identified by Eigerhawk, which success fee is a specified percentage of the value of any merger and acquisition transaction or the gross amount of any such revenues. In addition, following any such transaction, Eigerhawk, is entitled to warrants to purchase up to 3% of our post consummation issued and outstanding shares, in the case of a merger and acquisition, or 7% of the revenues resulting from any business development services rendered by it. The exercise price for these warrants is not to exceed the average of the closing price of our publicly traded common stock for the 30 day period preceding such consummation. The agreement was formally terminated as of August 17, 2012. Compensation for services pursuant to the agreement remain due and payable to Eigerhawk for a period of 18 months following the termination of the agreement for transactions consummated during the term of the agreement and for a period of 18 months thereafter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Based solely on review of the copies of such forms received by the Company with respect to fiscal 2012, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of the common stock have been complied with.

PROPOSAL NO. 1

The Board of Directors of the Company is currently comprised of seven members. Each director holds office until the annual meeting of shareholders following their election or appointment and until their respective successors have been duly elected and qualified. Directors are elected by the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.

Seven of eight persons standing for election as directors currently serve on the Board of Directors. It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the directors nominated and named below. Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our board of directors.

Nominees for Election of Directors

The table below sets forth the names of each of the persons nominated to serve as directors of the Company, the year such person first became a director and each person’s current position(s) with the Company, if applicable:

Name	Age	Year First Became A Director	Position

Arthur Barchenko	79	1976	President, CEO and Director

Natalie Barchenko	78	2001	Secretary, Treasurer and Director

Ronald Thomas	68	2007	President, SEM Consultants III, Inc. and Director

Lt General Gordon E. Fornell (Ret)	75	2008	Director

Edward Snow	74	2000	Director

Stephen Rossetti	63	2004	Director

Norman J. Barta	55	2009	Director

Daryl K. Holcomb	61	—	Chief Financial Officer and Director Nominee

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

Arthur Barchenko has been our President since December 1976. Mr. Barchenko also participates in the management of our subsidiaries. From June 1952 to May 1972, he held various sales and marketing positions at Lightolier, Inc., a manufacturer of lighting fixtures, and served both as its vice president of sales where he was responsible for a sales and support staff of approximately 200 persons, and as a member of the board of directors and a member of the executive committee. Prior to organizing Electronic Control Security Inc., Mr. Barchenko co-founded and directed the operations of Bajer Industries, a lighting manufacturing company that was subsequently sold to the Charter Group. Mr. Barchenko is active with American Defense Preparedness Association, and the American Society of Industrial Security. He also served on the RTCA Special Committee 183 for the upgrade of the Federal Aviation Regulation 107.14, focusing on access control in civil aviation facilities. Presently, he serves on the RTCA Special Commission 207, addressing FAA regulations that include access control and perimeter intrusion devices. Mr. Barchenko is married to Natalie Barchenko, a director and Secretary and Treasurer of ECSI. Mr. Barchenko brings to our Board significant experience in the security industry, a deep knowledge of our business and our customers, and contributes a perspective based on his years in leading the company.

Natalie Barchenko has been a Director and the Secretary and Treasurer of ECSI since 2001. Over the last ten years, she has been actively responsible for the day to day operations of the Company in the areas of human resources, order entry, invoicing, advertising and sales materials. She is married to Arthur Barchenko, a director and the President and CEO of ECSI. Ms. Barchenko brings to our Board significant experience in the operational side of the business.

Ronald Thomas is President, SEM Consultants III, Inc. (a wholly-owned subsidiary of Electronic Control Security, Inc.) since April 2011, and a Director since December 2007. Mr. Thomas has over 30 years of experience in engineering, management and marketing in the electronic security industry. Mr. Thomas joined the Company in April 2007. He has held executive positions including President and CEO of Securacom, Incorporated, a security systems integrator that specialized in the design and implementation of medium to large-scale projects for businesses and government; Executive Vice President of SenTech, Inc. a company that provided business software to the security, fire and life safety industry; and Vice President of Technology and Integrated Systems for ADT Security Systems. Mr. Thomas has a Master of Science, Electrical Engineering from Polytechnic University in Brooklyn, NY and a Bachelor of Engineering, Electrical from City College/CUNY in New York City. He is a member and past chairman of the American Society for Industrial Security, Council on Physical Security and a member of several professional organizations including the Institute of Electrical and Electronic Engineers, the National Society of Professional Engineers, and the National Fire Protection Association. Mr. Thomas has published numerous articles in various trade journals on integrated security systems and is a frequent speaker at industry workshops and seminars. He has served on the faculty of the U.S. General Services Administration, Federal Protective Service, and Physical Security Academy. Mr. Thomas’ background and executive experience provides the Board with a business perspective and insight that is beneficial to our Company, especially when establishing relationships and negotiating agreements with the larger contractors.

Lieutenant General Gordon E. Fornell, USAF (Ret.) was appointed to our Board on June 9, 2008. He served in senior acquisition leadership positions in AF Systems Command and AF Materiel Command, the first as Commander, Armament Division at Eglin AFB, FL, from 1985-1987; and the second as Commander, Electronic Systems Center at Hanscom AFB, MA from 1988 to 1993. He served two Secretaries of Defense, Caspar W. Weinberger and Frank C. Carlucci, as their Senior Military Assistant. Relationships with nations around the world were established covering the full spectrum of national priorities. General Fornell retired from active duty in the US Air Force in 1993 and has been a private consultant in the field of security technology and its applications since retiring. He is a member of the Defense Support Initiative of the Okaloosa County Economic Development Council, President of the Air Force Armament Museum Foundation, and Chairman of the Mid Bay Bridge Authority. General Fornell’s background provides the Board with the experience needed in working with governmental agencies.

Edward Snow has been a director of ECSI since June 2000 and a member of the Audit Committee since 2002. From October 1996 to October 1999, he was a co-owner and operator of Phoenix Fiber Optics Inc., a manufacturer and marketer of fiber optic products. From October 1999 to October 2000, he had served as the Assistant to the President of Space America Corp. Since 1996, he has been a private consultant to the government and industry. Mr. Snow’s experience in managing and overseeing a diversified business practice equips him with the skill set needed by our Board.

Stephen Rossetti joined the Board in October 2004. Mr. Rossetti currently serves as the President of Zegato Solutions, Inc. and Markquest, Inc., positions he has held since 2003 and 2001, respectively. Zegato is an information technology company based in Lanham, Maryland that engages in software development and systems integration services for the U.S. Government. Markquest is a consulting and lobbying organization. He is also the chairman and chief executive officer of Government Internet Systems and is a corporate advisor of NOW Solutions, Inc., both subsidiaries of Vertical Computer Systems, Inc., a multinational provider of Web services, underpinning Web technologies, and administrative software services. From August 2003 to January 2004, he served as president of Applied DNA Sciences, Inc., a provider of DNA-embedded security solutions that protect corporate and government intellectual property from counterfeiting and fraud. Mr. Rossetti served in the Office of the Secretary of Defense from August 2003 to January 2004 and from 1987 to 1996 served on the Professional Staff of the Armed Services Committee, U.S. House of Representatives where he had an established reputation as a strident government reform advocate. From November 1998 through January 2001, Mr. Rossetti worked for the United States Department of Defense as the Director of Defense Integrated Travel. As director of the Readiness Subcommittee staff, he was responsible for the oversight of the Department of Defense infrastructure and combat readiness, including special operations forces, National Guard and Reserve preparedness, chemical and biological weapons preparedness and response, and missions other than war such as counter-drug and counter-terror. Mr. Rosetti’s background with corporate entities which deal with the federal government adds to the Board’s experience.

Norman J. Barta currently serves as president of a marketing and sales organization that is teamed with the Company in developing and marketing our anti-piracy technology (APT) as well as our perimeter security technologies. He is President and CEO of Balinor International, LLC, a global technology marketing company with offices in the United States and Greece focused on leading-edge innovations that present new frontiers in their respective technology domains. Formerly, Mr. Barta was President and CEO and served on the board of Nephros, Inc., a medical products company developing and marketing high-performance products related to end-stage renal disease therapy and water ultra-filtration. Mr. Barta was instrumental in transitioning the corporation from an innovative, privately-held startup to a publicly traded research, development, marketing and sales organization, including new product creation and development, domestic and international business negotiation for product licensing and distribution, financing the corporation, maintaining long-term relationships with the investor and investment banking communities, and developing vital legislative support for the company’s products and research. Mr. Barta has additional experience in operations research, large systems development, accounting and financial management and planning. Mr. Barta has a B.S. degree in mathematics and economics from Carnegie-Mellon University and an MBA from the University of Chicago. Mr.  Barta brings to our Board significant experience in marketing and new product development.

Daryl Holcomb joined us as our company’s chief financial officer in July 2012. He had provided us with accounting services from October 2011 through June 2012. Previously, Mr. Holcomb was the chief financial officer of RCLC, Inc., formerly known as Ronson Corporation, from 1995 through October 2011. He had been Ronson’s corporate controller from 1988 to 1995. Ronson had been a publicly-held manufacturer and distributor of consumer products and provided aircraft services. Prior to his employment by Ronson, Mr. Holcomb had been the controller for a metals company and an accountant for a CPA firm. Mr. Holcomb received his MBA in 1997 and a CPA certificate in 1976. Mr.  Holcomb brings to our Board significant experience in accounting and financial oversight.

Arthur Barchenko and Natalie Barchenko are husband and wife; other than that, there are no family relationships between any of the above executive officers or directors or any other person nominated or chosen to become an executive officer or director. All directors hold office until the next Annual Meeting of stockholders and the election and qualification of a successor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE EIGHT DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

Information Concerning the Board of Directors and Executive Officers

Board Meetings

The Board of Directors met formally three times during the fiscal year ended June 30, 2012.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings. Three of the non-employee directors attended the 2011 Annual Meeting of Shareholders.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics may be obtained free of charge by writing to Electronic Control Security, Inc., Attn: Arthur Barchenko, 790 Bloomfield Avenue, Building C, Suite 1, Clifton, New Jersey 07012.

BOARD LEADERSHIP STRUCTURE

Mr. Barchenko has served as Chief Executive Officer and Chairman since January 1976. The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Barchenko, is appropriate at this time and provides the most effective leadership for our company in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Barchenko allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our otherwise independent Board. Given Mr. Barchenko’s’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

Board of Directors Committees

We have a standing audit committee. We do not have standing committees whose functions include nominating directors or establishing the compensation of our employees and consultants. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

Nominations for directors are considered by the entire Board. Our directors take a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry.

Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

Our Board will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by our Board:

•	such recommendations must be provided to the Board, c/o Arthur Barchenko, Electronic Control Security, Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, in writing at least 120 days prior to the date of the next scheduled annual meeting;

•	the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

•	the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidates.

While the Board of Directors does not have a formal policy with respect to diversity, the Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board of Directors, the Board considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Shareholder Communications

Shareholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012.

Audit Committee

The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures, and the adequacy of our internal control procedures. The members of our Audit Committee are Edward Snow and Stephen Rossetti. The Board believes that each of Mr. Snow and Mr. Rossetti meets the independence criteria set out in Rules 5605(a)(2) and 5605 (a)(2) of the NASDAQ Stock Market. The Board of Directors believes that Stephen Rossetti meets the requirements of an "audit committee financial expert" as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Rossetti’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Rossetti any duties, obligations or liability that is greater than is generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Audit Committee held four meetings in fiscal 2012, all of which were attended by each member of the Audit Committee.

We adopted an Audit Committee Charter in October 2002, a copy of which was attached as an exhibit to our definitive proxy statement filed on October 24, 2006 in connection with our 2006 Annual Stockholders Meeting.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board of Directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our principal accounting officer and other key members of management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our principal accounting officer and other key members of management and with our independent auditors with regard to the adequacy of the internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected Demetrius & Company, L.L.C. as ECSI’s independent accountants for purposes of auditing our financial statements for the fiscal year ending June 30, 2012. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

Based on the reviews and discussions with management and Demetrius & Company, L.L.C., the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Rossetti, Snow, and Barta are independent under Rule 4350(d) of the Nasdaq Stock Market Listing Standards and are financially literate each in his own capacity.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended June 30, 2012, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee

of the Board of Directors:

Edward Snow
Stephen Rossetti

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has concluded that each of Lieutenant General Fornell (ret.) and Messrs. Snow, Rossetti and Barta is “independent” based on the listing standards of the NASDAQ Stock Market, if the Company were listed thereon (which it is not), having concluded that any relationship between such director and the Company, in its opinion, does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors of the Company has also concluded that the directors serving on the audit committee, namely Mr. Snow and Mr. Rossetti, are “independent” based on the more stringent independence standard of the NASDAQ Stock Market applicable to directors serving on audit committees.

EXECUTIVE OFFICERS

The Company’s executive officers are:

Name	Position	Age
Arthur Barchenko	President, CEO and Director	79
Ronald Thomas	President, SEM Consultants III, Inc. and Director	68
Daryl Holcomb	Chief Financial Officer	61
Richard Stern	Vice President, Manufacturing and Sales Support	63
Eldon Moberg	Vice President, ECSI – FOIDS Div.	61
Thomas Isdanavich	Vice President, Project Management	63
Robert Oliver	Vice President, Operations	51
Natalie Barchenko	Secretary, Treasurer and Director	78

Arthur and Natalie Barchenko are husband and wife.

Our officers are appointed annually by our Board of Directors and serve at the discretion of the Board of Directors. Three of our executive officers, Arthur Barchenko, Natalie Barchenko, and Ronald Thomas are also directors of the Company. See the section above entitled "Election of Directors" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors or nominees to serve as a director.

Richard Stern has served as our Vice President of Manufacturing from December 1, 1997 to December 2002. He is now responsible for the overall management of our marketing and sales support department, which includes overseeing all proposals, submittal drawings and field test personnel including the review and evaluation of new and existing products; oversight of maintenance personnel; mechanical design of new products including the development of test procedures; and field labor reports. Prior to joining ECSI, Mr. Stern spent 25 years in data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, and customer service, as well as having been involved in the design and development of the product lines within these fields.

Eldon Moberg joined us in 1996 as Vice President of the FOIDS® product division and has served as our Vice-President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS® manufacturing and test facility in Madison, Alabama, and for its closing and relocation to our Clifton, New Jersey facilities in September 2009. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis. Before entering private industry, Mr. Moberg served for twenty years in the United States Army where he gained experience as senior radar repair technician for several Army Air Defense systems, team leader for missile system direct support maintenance and training developer for newly acquired Army missile systems.

Thomas Isdanavich has been Vice President of Project Management at ECSI since July 1997. He conducts site surveys, determines the application of technologies for specific threats, supervises installation and training support requirements for in-house and field applications. His responsibilities include threat and technology analysis planning and coordination of all administrative phases of project and program engineering support services. Mr. Isdanavich was employed by Beall Technologies, Inc. a manufacturer of matrix switching equipment for IBM compatible mainframe computers, from 1973 to 1997. Prior to entering private industry, Mr. Isdanavich served in the U.S. Navy for four years.

Robert Oliver is Vice President, Operations, responsible for product design and engineering, R&D, production scheduling, purchasing and inventory control in accordance with ISO 9001:2008 standards. Mr. Oliver brings decades of experience and innovation in engineering design and management to this position. He has successfully performed and managed the design, test, manufacturing, installation and maintenance of products and systems in avionics, nuclear power plants, power instruments, medical devices, medical instruments, research instruments, surveillance and life safety for military, law enforcement, hospital, surgical, industrial, commercial and consumer markets domestically and internationally. He has functioned at all levels, including CEO. He has enjoyed successful deployment of security systems of his own design while working through AE firms such as Syska & Hennessey and Flack & Kurtz, among others; for clients that include major banks and brokerage houses. He holds multiple patents in the US and elsewhere for industrial and security products and systems.

Equity Compensation Plan Information.

The following table sets forth additional information as of June 30, 2012, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,800,000	$.51	1,860,000
Equity compensation plans not approved by security holders	—	—	—
Total	1,800,000	$.51	1,860,000

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is seeking stockholder ratification of the appointment by the Audit Committee of the Board of Directors of Demetrius & Company, L.L.C. (“Demetrius & Co.”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2013. Demetrius & Co. served as our independent registered public accounting firm with respect to the audit of our financial statements for the fiscal year ended June 30, 2012.

Shareholder ratification of the appointment of Demetrius & Co. as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of Demetrius & Co. to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our best interests and the best interests of our shareholders.

A representative of Demetrius & Co. is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2012

Audit Fees

The aggregate fees billed by Demetrius & Co., L.L.C. for professional services related to the audit of the Company's consolidated financial statements during the fiscal year ended June 30, 2012 were $58,000. The review of the consolidated condensed financial statements included in the Company's quarterly reports on Forms 10-Q for the fiscal year ended June 30, 2012 were performed by Demetrius & Company, L.L.C. The fees billed by Demetrius & Company, L.L.C. for those services were $19,100. The aggregate fees billed by Demetrius & Company, L.L.C. in connection with the year end audit and quarterly reviews for the fiscal year ended June 30, 2011 were $57,150.

Audit Related Services

The aggregate fees billed by Demetrius & Co., L.L.C. for audit related services for the fiscal year ended June 30, 2012 were $1,500. The aggregate fees billed by Demetrius & Co., L.L.C. for audit related services for the fiscal year ended June 30, 2011 were $1,900.

Tax Services

 The aggregate fees billed by Demetrius & Company, L.L.C. for tax services during the fiscal years ended June 30, 2012 and 2011 were $14,000 in each year.

All Other Services

During 2012 and 2011, there were no fees for other services billed by Demetrius & Company, L.L.C.

ANNUAL REPORT

Enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including audited financial statements. This Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

COST OF SOLICITATION OF PROXIES

ECSI will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

SHAREHOLDER PROPOSALS

A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2013 must be received by the Company before August 1, 2013, at its executive offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, Attention: Arthur Barchenko. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2013 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after August 1, 2013.

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

MISCELLANEOUS

Only one Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address.  We undertake to deliver promptly upon request a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Proxy Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (973) 574-8555 or by mail to our address at 790 Bloomfield Avenue, Bldg. C-1, Clifton, New Jersey, 07012 Attn: Ms. Natalie Barchenko.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Corporate Secretary at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C.  20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE OR VOTE AT THE INTERNET ADDRESS SPECIFIED ON YOUR PROXY CARD AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

/s/ ARTHUR BARCHENKO
Arthur Barchenko
President and Chief Executive Officer

November 15, 2012

Directions to ECSI International, Inc.

790 Bloomfield Avenue

Building C, Suite 1

Clifton, NJ 07012

973-574-8555

From New York City:

Exit the Lincoln Tunnel and take Route 495 to Route 3 West.

Proceed on Route 3 West to the Bloomfield Avenue, Clifton exit.

Turn right at the bottom of the exit ramp and *proceed to round-about. Go half-way around circle and past Home Depot on the right.

Continue straight through the traffic light. You will see Atlantic Casting (flagpole in front) on the left. Just beyond Atlantic Casting, there is an orange brick building. Immediately beyond the building, there is a driveway and white sign for 790 Bloomfield Avenue.

Make a left into the driveway and go toward the rear of the industrial complex.

The Company is located on the left in the white building with blue letters ‘ECSI’.

Traveling East on Route 3:

Via Parkway:

Take Exit 53 (Sports Arena) onto Route 3 East. **Take the Bloomfield Ave. exit. At bottom of ramp make a right onto Bloomfield Ave. and follow directions from * above.

Via Route 46 East:

Follow to Route 3 East and **directions above.

Via Route 80 East:

Follow Route 46 East to Route 3 East and follow **directions above.

Via Rt. 80 West:

Follow to Route 46 West to Route 3 East and follow **directions above.

Via NJ Turnpike North:

Exit 16W (GW Bridge). Follow signs for Route 3 West (Sports Complex) to Bloomfield Avenue exit on right.

Follow * directions above.

PROXY

ELECTRONIC CONTROL SECURITY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 13, 2012

The undersigned hereby constitutes and appoints each of ARTHUR BARCHENKO and STEPHEN ROSSETTI with full power of substitution, attorney and proxy to represent and to vote all shares of Common Stock and Series A Convertible Preferred Stock of ELECTRONIC CONTROL SECURITY, INC. (the “Company”) that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on December 13, 2012, and at any adjournment thereof, on the matters set forth below and on the reverse side and such other matters as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .

Please mark your vote like this ☒

1. ELECTION OF DIRECTORS.

Nominees: ARTHUR BARCHENKO, NATALIE BARCHENKO, RONALD THOMAS,

EDWARD SNOW, STEPHEN ROSSETTI, GORDON FORNELL, NORMAN BARTA,

AND DARYL HOLCOMB

(Mark only one of the following boxes.)

☐ For all nominees except _____________________________

☐ VOTE WITHHELD from all nominees.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DEMETRIUS & COMPANY, LLC, AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

☐ FOR                     ☐ AGAINST                    ☐ ABSTAIN

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature: _______________________________ Print Name: _____________________Date: _____________, 2011

…………………………………………………………………………………………………………………………...

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 13, 2012.

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